AMENDMENT NO. 1 TO
COMMITMENT LETTER

This AMENDMENT NO. 1 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of October 26, 2005 by and between Countrywide Warehouse Lending (“Lender”) and Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation (collectively “Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of July 20, 2005 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 14, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Financial Ratios. Lender and Borrower agree that the Maximum ratio of total Liabilities and Warehouse Debt Financial Ratio of the Commitment Letter listed below shall amended as follows, all other existing Financial Ratios of the Commitment Letter shall remain unchanged:
“

Maximum ratio of Total
Liabilities and Warehouse Debt
(Warehouse Debt is inclusive of
outstandings on warehouse lines,
repurchase facilities or other
off balance sheet financing to
Tangible Net Worth) (excluding
the related liability, asset and
equity in CMO investments)
(excluding Credit Off and
Countrywide’s Early Purchase
Program):
20:1, (with the exception of the 3rd Quarter, 2005, ending on September 30, 2005 which shall be 25:1)

“

2.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

3.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

4.	Facsimiles. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

[Signature page to follow]

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

Countrywide Warehouse Lending

By: /s/ Richie Walia
Signature

Name: Richie Walia

Title: First Vice President

Date:

Encore Credit Corp.

By: /s/ William E. Moffatt
Signature

Name: William E. Moffatt

Title: Treasurer

Date: 10/27/05

Bravo Credit Corporation

By: /s/ William E. Moffatt
Signature

Name: William E. Moffatt

Title: Treasurer

Date: 10/27/05

ECC Capital Corporation

By: /s/ William E. Moffatt
Signature

Name: William E. Moffatt

Title: Treasurer

Date: 10/27/05